Exhibit 99.2

Intelsat Undertakes Financial Restructuring to Pave the Way for Future Innovation and Growth

Strengthened Balance Sheet Will Complement Strong Operating Model

Process Intended to Enhance Liquidity to Support Accelerated C-Band Clearing and Continued Investment;

Expected to Result in a Substantial Reduction of Legacy Debt Burden

Commitment Obtained for $1 Billion in Debtor-in-Possession Financing

Service to Customers to Remain at Same Level of Excellence

McLean, VA – May 13, 2020 – Intelsat S.A. (NYSE: I) (“Intelsat” or the “Company”), operator of the world’s largest and most advanced satellite fleet and connectivity infrastructure, today announced that it has undertaken a financial restructuring to position the Company for long-term success. The restructuring process is intended to enhance the Company’s liquidity and will likely result in a substantial reduction of Intelsat’s legacy debt burden, allowing for Intelsat to emerge with a strengthened balance sheet to complement its strong operating model and future growth plans.

One of the primary catalysts for restructuring the balance sheet now is Intelsat’s desire to participate in the accelerated clearing of C-band spectrum under the Federal Communications Commission order in support of a build-out of 5G wireless infrastructure in the United States. To meet the FCC’s accelerated clearing deadlines and ultimately be eligible to receive $4.87 billion of accelerated relocation payments, Intelsat needs to spend more than $1 billion on clearing activities. These clearing activities must start immediately, long before costs begin to be reimbursed. The Company is also managing the economic slowdown impacting several of its end markets caused by the COVID-19 global health crisis.

“This is a transformational moment in the history of our company,” said Stephen Spengler, Chief Executive Officer of Intelsat. “Intelsat is the pioneer and foundational architect of the satellite industry. For more than 50 years, we have been respected for quality, innovation, sector leadership, and premium services. Our success has come despite being burdened in recent years by substantial legacy debt. Now is the time to change that. We intend to move forward with the accelerated clearing of C-band spectrum in the United States and to achieve a comprehensive solution that would result in a stronger balance sheet. This will position us to invest and pursue our strategic growth objectives, build on our strengths, and serve the mission-critical needs of our customers with additional resources and wind in our sails.”

To facilitate the financial restructuring, Intelsat and certain of its subsidiaries have filed voluntary Chapter 11 petitions in the U.S. Bankruptcy Court for the Eastern District of Virginia, Richmond Division. Intelsat General (IGC), which serves the Company’s U.S. commercial, government, and Allied military customers, is not part of the Chapter 11 proceedings.

While it moves as quickly as possible through the restructuring process, Intelsat’s day-to-day operations, engagement with customers and partners, and capital investments will continue as usual. The Company will continue to drive its business forward – launching new satellites, investing in its ground networks, developing new services, and progressing Intelsat’s next generation network and service strategy at full speed. No changes to the Company’s operations or workforce are planned.

Intelsat has secured a commitment for $1 billion of new financing. Subject to Court approval, this debtor-in-possession financing, coupled with significant cash on hand and positive cash flow generated by the business, will provide ample liquidity during the restructuring process to support ongoing operations, fund the substantial upfront C-band clearing costs, and allow the Company to continue investing in the innovations and services that customers need today and in the future.

The Company is filing with the Court a series of customary motions seeking to maintain business-as-usual operations and uphold its commitments to its stakeholders, including employees, customers, and vendors, during the restructuring process. Approval of these “first day” motions, which the Company expects to receive in short order, will help facilitate a smooth transition into the process.

“At the end of this process, we will be on stronger financial footing for the future, further enhancing our industry-leading portfolio of space-based communications services and paving the way for our continued innovation and investments to benefit our customers,” Spengler concluded.

Additional Information

Additional information regarding Intelsat’s financial restructuring is available at Intelsatonward.com. Court filings and information about the claims process are available at https://cases.stretto.com/intelsat, by calling the Company’s claims agent, Stretto, at (855) 489-1434 (toll-free) or (949) 561-0347 (international), or by emailing intelsatinquiries@stretto.com.

Kirkland & Ellis LLP is serving as legal counsel, PJT Partners LP is serving as financial advisor, and Alvarez & Marsal is serving as restructuring advisor to the Company.

About Intelsat

As the foundational architects of satellite technology, Intelsat operates the world’s largest and most advanced satellite fleet and connectivity infrastructure. We apply our unparalleled expertise and global scale to connect people, businesses and communities, no matter how difficult the challenge. Intelsat is uniquely positioned to help our customers turn possibilities into reality – transformation happens when businesses, governments, and communities use Intelsat’s next-generation global network and managed services to build their connected future. Learn more at www.intelsat.com.

Forward-Looking Statements

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions, and estimates and may include, for example, statements regarding (i) the voluntary cases commenced by the Company and certain of its subsidiaries (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”), (ii) the debtor-in-possession financing described above (the “potential DIP financing”), and (iii) the Company’s ability to complete the financial restructuring and to continue operating in the ordinary course while the Chapter 11 Cases are pending. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a reorganization process under Chapter 11, including: consummation of the financial restructuring; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s financial restructuring, the potential DIP financing, motions regarding net operating losses, or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the potential DIP financing and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees, and other third parties and regulatory authorities as a result of the filing of the Chapter 11 Cases, including the U.S. Federal Communications Commission (the “FCC”) and compliance with FCC orders, such as the order associated with the C-band spectrum clearing mentioned above; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the terms and conditions of the financial restructuring and the potential DIP financing, and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the financial restructuring or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Media Contacts:

Meghan Macdonald

meghan.macdonald@intelsat.com, (571) 314-4815

Kekst CNC

Sherri L. Toub / Ruth Pachman / Ross Lovern

sherri.toub@kekstcnc.com / ruth.pachman@kekstcnc.com / ross.lovern@kekstcnc.com

Investor Contact:

Tahmin Clarke

investor.relations@intelsat.com